UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 30, 2013

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On May 30, 2013, Air Lease Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, for itself and as representative of the underwriter listed in Schedule 1 thereto (the “Underwriter”), and the selling securityholders listed in Schedule 2 thereto (the “Selling Securityholders”), relating to the sale by the Selling Securityholders to the Underwriter of an aggregate of 8,000,000 shares of Class A Common Stock, $0.01 par value per share (the “Securities”).  The Selling Securityholders also agreed to sell, severally and not jointly, to the Underwriter, at the option of the Underwriter, an aggregate of not more than 800,000 additional shares of the Securities.

The Securities are being offered pursuant to a registration statement (File No. 333-185378) that the Company previously filed with the Securities and Exchange Commission (the “SEC”), as supplemented by a preliminary prospectus supplement filed with the SEC on May 28, 2013, and a final prospectus supplement filed with the SEC on May 31, 2013.  The Company is not selling any shares of Class A Common Stock in the offering and will not receive any proceeds from the sale. The total number of shares of the Company’s Class A Common Stock outstanding will not change as a result of this offering.

The foregoing description is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement filed as Exhibit 1.1 hereto and incorporated herein by reference.

The Underwriter and its affiliates have provided in the past to the Company and its affiliates, and may provide to the Company and its affiliates from time to time in the future, certain commercial banking, financial advisory, investment banking and other services in the ordinary course of business, for which they have received and may receive customary payments of interest, fees and commissions.  In addition, certain affiliates of the Underwriter are lenders under the Company’s credit agreements.

Item 8.01.              Other Events.

The Company issued a press release announcing the pricing of the Securities on May 30, 2013. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 1.1

Underwriting Agreement, dated as of May 30, 2013, by and among Air Lease Corporation, Credit Suisse Securities (USA) LLC, for itself and as representative of the underwriter listed therein, and the Selling Securityholders listed therein

Exhibit 99.1	Press Release dated May 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: June 5, 2013	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

1.1

Underwriting Agreement, dated as of May 30, 2013, by and among Air Lease Corporation, Credit Suisse Securities (USA) LLC, for itself and as representative of the underwriter listed therein, and the Selling Securityholders listed therein

99.1	Press Release dated May 30, 2013